EXHIBIT 99-2

[TABLE #1 - 1 OF 3 PAGES]
--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2003, and June 30, 2002.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 1 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 Second Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Three Months Ended June 30, 2003
                                                           -------------------------------------------------------------------------
                                                                             Items Impacting
                                                                                 Results              After
                                                                             -----------------      Considering
                                                             Reported            Charges               Items
                                                              (GAAP)           Related to           (Non-GAAP)
                                                                              Streamlining
                                                                               Initiatives
                                                           -------------------------------------------------------
NET OPERATING REVENUES                                       $  5,691                              $  5,691

Cost of goods sold                                              2,113                                 2,113
                                                           -------------------------------------------------------
GROSS PROFIT                                                    3,578                                 3,578

Selling, general and administrative expenses
  (includes $105 in 2003 and $92 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  1,906                                 1,906

Other operating charges                                            70          $    (70)                  -
                                                           -------------------------------------------------------
OPERATING INCOME                                                1,602                70               1,672

Interest income                                                    45                                    45

Interest expense                                                   43                                    43

Equity income                                                     190                                   190

Other income (loss) - net                                         (44)                                  (44)
                                                           -------------------------------------------------------

INCOME BEFORE INCOME TAXES                                      1,750                70               1,820

Income Taxes                                                      388                27                 415
                                                           -------------------------------------------------------
NET INCOME                                                   $  1,362          $     43            $  1,405
                                                           =======================================================

DILUTED NET INCOME PER SHARE                                 $   0.55          $   0.02            $   0.57
                                                           =======================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,466             2,466               2,466
                                                           =======================================================

GROSS MARGIN                                                     62.9%                                 62.9%
OPERATING MARGIN                                                 28.1%                                 29.4%
EFFECTIVE TAX RATE                                               22.2%                                 22.8%
                                                           -------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[TABLE #1 - 2 OF 3 PAGES]

--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2003, and June 30, 2002.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------


[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 2 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 Second Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Three Months Ended June 30, 2002
                                                           -------------------------------------------------------------------------
                                                                                                 After
                                                                                              Considering
                                                             Reported       Items Impacting      Items
                                                              (GAAP)          Results          (Non-GAAP)

                                                           -------------------------------------------------------
NET OPERATING REVENUES                                       $  5,368                              $  5,368

Cost of goods sold                                              1,927                                 1,927
                                                           -------------------------------------------------------
GROSS PROFIT                                                    3,441                                 3,441

Selling, general and administrative expenses
  (includes $105 in 2003 and $92 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  1,881                                 1,881

Other operating charges                                           -                                     -
                                                           -------------------------------------------------------
OPERATING INCOME                                                1,560                                 1,560

Interest income                                                    52                                    52

Interest expense                                                   58                                    58

Equity income                                                     176                                   176

Other income (loss) - net                                         (55)                                  (55)
                                                           -------------------------------------------------------

INCOME BEFORE INCOME TAXES                                      1,675                                 1,675

Income Taxes                                                      452                                   452
                                                           -------------------------------------------------------
NET INCOME                                                   $  1,223                              $  1,223
                                                           =======================================================

DILUTED NET INCOME PER SHARE                                 $   0.49                              $   0.49
                                                           =======================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,487                                 2,487
                                                           =======================================================

GROSS MARGIN                                                     64.1%                                 64.1%
OPERATING MARGIN                                                 29.1%                                 29.1%
EFFECTIVE TAX RATE                                               27.0%                                 27.0%
                                                           -------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[TABLE #1 - 3 OF 3 PAGES]

--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2003, and June 30, 2002.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------


[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 3 OF 3 SETS OF COLUMNS]



                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 Second Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % Change -
                                                                     % Change -              After
                                                                      Reported            Considering
                                                                       (GAAP)                Items
                                                                                           (Non-GAAP)
                                                                   --------------------------------------------
NET OPERATING REVENUES                                                  6%                     6%

Cost of goods sold                                                     10%                    10%

GROSS PROFIT                                                            4%                     4%

Selling, general and administrative expenses
  (includes $105 in 2003 and $92 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                          1%                     1%

Other operating charges                                                 --                    --

OPERATING INCOME                                                        3%                     7%

Interest income                                                       -13%                   -13%

Interest expense                                                      -26%                   -26%

Equity income                                                           8%                     8%

Other income (loss) - net                                              --                     --


INCOME BEFORE INCOME TAXES                                              4%                     9%

Income Taxes                                                          -14%                    -8%

NET INCOME                                                             11%                    15%


DILUTED NET INCOME PER SHARE                                           12%                    16%


AVERAGE SHARES OUTSTANDING - DILUTED                                   -1%                    -1%





Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[TABLE #2 - 1 OF 3 PAGES]

--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the six months ended June 30, 2003, and June 30, 2002.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 1 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                              June Year-to-Date
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended June 30, 2003
                                                           -------------------------------------------------------------------------
                                                                                Items Impacting
                                                                                    Results
                                                                            --------------------------          After
                                                             Reported         Charges                         Considering
                                                              (GAAP)         Related to      Gain on             Items
                                                                            Streamlining     Vitamin          (Non-GAAP)
                                                                             Initiatives    Settlement
                                                           ----------------------------------------------------------------
NET OPERATING REVENUES                                       $ 10,189                                          $ 10,189

Cost of goods sold                                              3,715                       $     52              3,767
                                                           ----------------------------------------------------------------
GROSS PROFIT                                                    6,474                            (52)             6,422

Selling, general and administrative expenses
  (includes $219 in 2003 and $187 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  3,567                                             3,567

Other operating charges                                           229        $   (229)                                -
                                                           ----------------------------------------------------------------
OPERATING INCOME                                                2,678             229            (52)             2,855

Interest income                                                   101                                               101

Interest expense                                                   88                                                88

Equity income                                                     239                                               239

Other income (loss) - net                                         (57)                                              (57)
                                                           ----------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     2,873             229            (52)             3,050

Income Taxes                                                      676              83            (18)               741
                                                           ----------------------------------------------------------------
NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                               2,197             146            (34)             2,309

Cumulative effect of accounting change, net of income taxes
        SFAS No. 142: Company Operations
                       Equity Investees

                                                           ----------------------------------------------------------------
NET INCOME                                                   $  2,197        $    146       $   (34)           $ 2,309
                                                           ================================================================

DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                            $   0.89        $   0.06       $  (0.01)           $   0.94
                                                           ================================================================
DILUTED NET INCOME PER SHARE                                 $   0.89        $   0.06       $  (0.01)           $   0.94
                                                           ================================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,469           2,469          2,469              2,469
                                                           ================================================================

GROSS MARGIN                                                     63.5%                                             63.0%
OPERATING MARGIN                                                 26.3%                                             28.0%
EFFECTIVE TAX RATE                                               23.5%                                             24.3%
                                                       --------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.
---------
*Sum of items does not foot across due to rounding.

[TABLE #2 - 2 OF 3 PAGES]

--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the six months ended June 30, 2003, and June 30, 2002.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 2 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                              June Year-to-Date
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Six Months Ended June 30, 2002
                                                           ------------------------------------------------------------------------

                                                                                Items Impacting Results
                                                                          -------------------------------------------     After
                                                             Reported                               Charge Primarily   Considering
                                                              (GAAP)       SFAS 142                    Related to         Items
                                                                          Accounting  Gain on Sale  Investments Latin   (Non-GAAP)
                                                                            Change     of Kaiser       America
                                                           ------------------------------------------------------------------------
NET OPERATING REVENUES                                       $  9,447                                                   $  9,447

Cost of goods sold                                              3,321                                                      3,321
                                                           ------------------------------------------------------------------------
GROSS PROFIT                                                    6,126                                                      6,126

Selling, general and administrative expenses
  (includes $219 in 2003 and $187 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  3,408                                                      3,408

Other operating charges                                             -                                                          -
                                                           ------------------------------------------------------------------------
OPERATING INCOME                                                2,718                                                      2,718

Interest income                                                   110                                                        110

Interest expense                                                  104                                                        104

Equity income                                                     237                 $    (28)                              209

Other income (loss) - net                                        (230)                     (23)     $    157                 (96)
                                                           ------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     2,731                      (51)          157               2,837

Income Taxes                                                      776                      (17)            7                 766
                                                           ------------------------------------------------------------------------
NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                               1,955                      (34)          150               2,071

Cumulative effect of accounting change, net of
income taxes
        SFAS No. 142: Company Operations                         (367)     $    367                                            -
                       Equity Investees                          (559)          559                                            -

                                                           ------------------------------------------------------------------------
NET INCOME                                                   $  1,029      $    926    $   (34)    $     150            $  2,071
                                                           ========================================================================

DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                            $   0.79      $      -    $ (0.01)    $    0.06            $   0.83*
                                                           ========================================================================
DILUTED NET INCOME PER SHARE                                 $   0.41      $   0.37    $ (0.01)    $    0.06            $   0.83
                                                           ========================================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,486         2,486      2,486         2,486               2,486
                                                           ========================================================================

GROSS MARGIN                                                     64.8%                                                      64.8%
OPERATING MARGIN                                                 28.8%                                                      28.8%
EFFECTIVE TAX RATE                                               28.4%                                                      27.0%
                                                       ----------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

---------
*Sum of items does not foot across due to rounding.

[TABLE #2 - 3 OF 3 PAGES

--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2003, and June 30, 2002.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 3 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                              June Year-to-Date
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


---------------------------------------------------------------------------------------------------
                                                                                      % Change -
                                                             % Change -                 After
                                                              Reported               Considering
                                                               (GAAP)                   Items
                                                                                      (Non-GAAP)
                                                           ----------------------------------------
NET OPERATING REVENUES                                          8%                      8%

Cost of goods sold                                             12%                     13%

GROSS PROFIT                                                    6%                      5%

Selling, general and administrative expenses
  (includes $219 in 2003 and $187 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  5%                      5%

Other operating charges                                        --                      --

OPERATING INCOME                                               -1%                      5%

Interest income                                                -8%                     -8%

Interest expense                                              -15%                    -15%

Equity income                                                   1%                     14%

Other income (loss) - net                                      --                      --

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     5%                      8%

Income Taxes                                                  -13%                     -3%

NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                              12%                     11%

Cumulative effect of accounting change, net of
income taxes
        SFAS No. 142: Company Operations                       --                      --
                       Equity Investees                        --                      --

NET INCOME                                                    114%                     11%


DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                              13%                     13%

DILUTED NET INCOME PER SHARE                                  117%                     13%

AVERAGE SHARES OUTSTANDING - DILUTED                           -1%                     -1%




Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

---------
*Sum of items does not foot across due to rounding.

[TABLE 3 - 1 OF 1 PAGE


--------------------------------------------------------------------------------
The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the second quarter and June year to date for 2002 and 2003. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                      Second Quarter and June Year-to-Date
                                  (UNAUDITED)
                                Operating Income
                                 (In Millions)


                                                               Three Months Ended June 30            Six Months Ended June 30
                                                           ----------------------------------------------------------------------
                                                             2003        2002      % Change        2003      2002      % Change
                                                           ----------------------------------------------------------------------
REPORTED OPERATING INCOME (GAAP)                              1,602        1,560      3%             2,678     2,718      -1%

Gain on Vitamin Settlement                                                                             (52)

Charges Related to Streamlining Initiatives                      70                                    229

Increased Stock-Based Compensation Expense (2003 vs. 2002)       13                                     32
                                                           ----------------------------------------------------------------------
Operating Income After Considering Items Impacting
Comparability                                                 1,685        1,560      8%             2,887      2,718      6%
                                                           ======================================================================

NOTE: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting operating income are reflected as add-backs to reported operating income. Gains and accounting changes positively impacting operating income are reflected as deductions to reported operating income.





                              June Year-to-Date
                                  (UNAUDITED)
                              Cash From Operations
                                 (In Millions)

                                                                      ----------------------------------
                                                                           Six Months Ended June 30
                                                                      ----------------------------------
                                                                        2003        2002      % Change
                                                                      ----------------------------------
REPORTED NET CASH PROVIDED BY OPERATING ACTIVITIES (GAAP)                 2,130       2,156      -1%

Collection of Tax Receivable in Connection with an Advance Pricing
Agreement Reached Between the United States and Japan                                  (279)
                                                                      ----------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES EXCLUDING JAPAN TAX
SETTLEMENT                                                                2,130       1,877      13%
                                                                      ==================================



NOTE: Items to consider for comparability include the collection of the tax receivable in connection with an Advance Pricing Agreement reached between the United States and Japan.